Exhibit 4.26(c)

Schedule of Omitted Supplemental Indentures to Supplemental Indentures relating to the Company’s Senior Secured Notes

6.50% Senior Secured Notes due 2020 (Second Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplemental Indenture, dated as of January 3, 2018 (the “Supplement to the Second Supplemental Indenture”), to the indenture, dated as of August 1, 2011 (the “Base Indenture”) and filed as Exhibit 4.26(b) to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”) as supplemented by the Second Supplemental Indenture dated as of August 11, 2011 and filed as Exhibit 4.26(a) to the Annual Report, except as to the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Second Supplemental Indenture entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division—CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	Primary Health Management, Ltd.

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

•	December 6, 2013

•	Poinciana Medical Center, Inc.

•	U.S. Collections, Inc.

•	West Florida—MHT, LLC

•	West Florida—PPH, LLC

•	West Florida—TCH, LLC

•	North Texas—MCA, LLc

•	December 7, 2012

•	HCA American Finance LLC

•	April 30, 2013

•	HCA SFB 1 LLC

5.875% Senior Secured Notes due 2022 (Fourth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Fourth Supplemental Indenture dated as of February 16, 2012 and filed as Exhibit 4.29 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division—CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	Primary Health Management, Ltd.

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

•	December 6, 2013

•	Poinciana Medical Center, Inc.

•	U.S. Collections, Inc.

•	West Florida—MHT, LLC

•	West Florida—PPH, LLC

•	West Florida—TCH, LLC

•	North Texas—MCA, LLC

•	December 7, 2012

•	HCA American Finance LLC

•	April 30, 2013

•	HCA SFB 1 LLC

4.75% Senior Secured Notes due 2023 (Sixth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Sixth Supplemental Indenture dated as of October 23, 2012 and filed as Exhibit 4.32 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division—CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	Primary Health Management, Ltd.

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

•	December 6, 2013

•	Poinciana Medical Center, Inc.

•	U.S. Collections, Inc.

•	West Florida—MHT, LLC

•	West Florida—PPH, LLC

•	West Florida—TCH, LLC

•	North Texas—MCA, LLC

•	December 7, 2012

•	HCA American Finance LLC

•	April 30, 2013

•	HCA SFB 1 LLC

5.00% Senior Secured Notes due 2024 (Eighth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Eighth Supplemental Indenture dated as of March 17, 2014 and filed as Exhibit 4.38 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division—CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	Primary Health Management, Ltd.

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

4.25% Senior Secured Notes due 2019 (Ninth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Ninth Supplemental Indenture dated as of October 17, 2014 and filed as Exhibit 4.41 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division—CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	Primary Health Management, Ltd.

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

5.25% Senior Secured Notes due 2025 (Tenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Tenth Supplemental Indenture dated as of October 17, 2014 and filed as Exhibit 4.42 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division—CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	Primary Health Management, Ltd.

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

5.25% Senior Secured Notes due 2026 (Fifteenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Fifteenth Supplemental Indenture dated as of March 15, 2016 and filed as Exhibit 4.52 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

4.50% Senior Secured Notes due 2027 (Sixteenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Sixteenth Supplemental Indenture dated as of August 15, 2016 and filed as Exhibit 4.55 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida—DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

5.50% Senior Secured Notes due 2047 (Eighteenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Second Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Eighteenth Supplemental Indenture dated as of June 22, 2017 and filed as Exhibit 4.59 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the date indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston—PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston—TRMC, LLC

•	Savannah Health Services, LLC

•	Plaza Specialty Hospital, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC